UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2026

BrightSpring Health Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 502 394-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2026, BrightSpring Health Services, Inc. (the “Company”) entered into an underwriting agreement with KKR Phoenix Aggregator L.P. (the “KKR Selling Stockholder”), the Management Selling Stockholders (as defined therein) (together with the KKR Selling Stockholder, the “Selling Stockholders”), and Goldman Sachs & Co. LLC (the “Underwriter”), relating to an underwritten offering (the “Offering”) of 14,999,771 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the public offering price of $58.75 per share. The closing of the Offering and the Share Repurchase (as defined below) occurred on June 5, 2026.

Pursuant to the Underwriting Agreement, all 14,999,771 shares of Common Stock were sold by the Selling Stockholders. The Company did not receive any proceeds from the Offering, other than proceeds received in connection with the cash exercise of stock options by the Management Selling Stockholders in connection with the Offering.

The Company purchased 1,026,465 shares of Common Stock from the Underwriter as part of the Offering (the “Share Repurchase”). The Underwriter did not receive any underwriting fees for the shares of Common Stock repurchased by the Company in the Share Repurchase.

The Offering by the Selling Stockholders was made pursuant an automatic shelf registration statement on Form S-3ASR (File No. 333-287916) (the “Registration Statement”), filed on June 10, 2025 with the Securities and Exchange Commission (the “SEC”), a prospectus included in the Registration Statement, and a preliminary prospectus supplement and final prospectus supplement, filed with the SEC on June 3, 2026 and June 5, 2026, respectively.

The Underwriting Agreement contains customary representations, warranties and covenants, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is incorporated herein by reference and filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 3, 2026, by and among BrightSpring Health Services, Inc., the Selling Stockholders, and Goldman Sachs & Co. LLC.
5.1	Opinion of Barnes & Thornburg LLP.
23.1	Consent of Barnes & Thornburg LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

Date:	June 5, 2026	By:	/s/ Jennifer Phipps
		Name: Title:	Jennifer Phipps Executive Vice President and Chief Financial Officer